Exhibit 99.3

ManpowerGroup

Restated Operating Unit Results

(In millions)

Effective January 1, 2020, our segment reporting was realigned due to our Right Management business being combined with each of our respective country business units. Accordingly, our former reportable segment, Right Management, is now reported within each of our respective reportable segments. All previously reported results have been restated to conform to the current year presentation.

	Three Months Ended March 31
			% Variance
			Amount	Constant
	2019	2018	Reported	Currency
Revenues from Services:	(Unaudited)

Americas:
United States	$623.2	$637.8	-2.3%	-2.3%
Other Americas	407.0	409.8	-0.7%	10.6%
Southern Europe:	1,030.2	1,047.6	-1.7%	2.8%

France	1,306.1	1,428.6	-8.6%	-1.0%
Italy	356.4	414.5	-14.0%	-6.9%
Other Southern Europe	446.3	476.1	-6.3%	1.5%
	2,108.8	2,319.2	-9.1%	-1.6%
Northern Europe	1,200.5	1,429.5	-16.0%	-8.8%
APME	705.4	726.1	-2.8%	1.9%
	$5,044.9	$5,522.4	-8.6%	-2.2%
Operating Unit Profit:

Americas:
United States	$16.6	$31.1	-46.6%	-46.6%
Other Americas	15.2	16.8	-10.0%	-7.1%
Southern Europe:	31.8	47.9	-33.7%	-32.7%

France	55.3	57.7	-4.2%	3.7%
Italy	20.3	25.2	-19.3%	-12.7%
Other Southern Europe	11.0	15.1	-27.1%	-21.9%
	86.6	98.0	-11.6%	-4.4%
Northern Europe	1.9	17.5	-89.3%	-88.0%
APME	20.6	26.1	-20.9%	-17.6%
	140.9	189.5
Corporate expenses	(27.9)	(26.8)
Intangible asset amortization expense	(7.5)	(8.9)
Operating profit	105.5	153.8	-31.4%	-26.0%
Interest and other (expenses) income, net	(11.9)	(16.1)
Earnings before income taxes	$93.6	$137.7

	Three Months Ended June 30				Six Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2019	2018	Reported	Currency	2019	2018	Reported	Currency
Revenues from Services:	(Unaudited)				(Unaudited)

Americas:
United States	$652.7	$663.4	-1.6%	-1.6%	$1,275.9	$1,301.2	-1.9%	-1.9%
Other Americas	415.5	415.2	0.1%	8.7%	822.5	825.0	-0.3%	9.7%
Southern Europe:	1,068.2	1,078.6	-1.0%	2.4%	2,098.4	2,126.2	-1.3%	2.6%

France	1,425.3	1,517.2	-6.1%	-0.3%	2,731.4	2,945.8	-7.3%	-0.7%
Italy	394.4	444.1	-11.2%	-5.8%	750.8	858.6	-12.6%	-6.4%
Other Southern Europe	574.6	480.1	19.7%	25.2%	1,020.9	956.2	6.8%	13.4%
	2,394.3	2,441.4	-1.9%	3.7%	4,503.1	4,760.6	-5.4%	1.1%
Northern Europe	1,194.1	1,405.6	-15.0%	-9.6%	2,394.6	2,835.1	-15.5%	-9.2%
APME	716.5	731.3	-2.0%	1.5%	1,421.9	1,457.4	-2.4%	1.7%
	$5,373.1	$5,656.9	-5.0%	-0.1%	$10,418.0	$11,179.3	-6.8%	-1.1%
Operating Unit Profit:

Americas:
United States	$37.7	$44.0	-14.2%	-14.2%	$54.3	$75.1	-27.6%	-27.6%
Other Americas	17.8	19.1	-6.4%	0.4%	33.0	35.9	-8.1%	-3.1%
Southern Europe:	55.5	63.1	-11.9%	-9.8%	87.3	111.0	-21.3%	-19.7%

France	75.7	73.5	3.0%	9.0%	131.0	131.2	-0.2%	6.7%
Italy	29.8	32.1	-7.1%	-1.6%	50.1	57.3	-12.5%	-6.5%
Other Southern Europe	18.1	16.9	6.9%	11.1%	29.1	32.0	-9.1%	-4.4%
	123.6	122.5	0.9%	6.5%	210.2	220.5	-4.7%	1.6%
Northern Europe	25.6	26.7	-3.8%	2.3%	27.5	44.2	-37.7%	-33.4%
APME	29.7	30.5	-3.3%	-0.2%	50.3	56.6	-11.4%	-8.2%
	234.4	242.8			375.3	432.3
Corporate expenses	(31.9)	(25.9)			(59.8)	(52.7)
Goodwill impairment charge	(64.0)	-			(64.0)	-
Intangible asset amortization expense	(7.7)	(8.6)			(15.2)	(17.5)
Operating profit	130.8	208.3	-37.2%	-33.2%	236.3	362.1	-34.8%	-30.2%
Interest and other income (expenses), net	70.2	(10.5)			58.3	(26.6)
Earnings before income taxes	$201.0	$197.8			$294.6	$335.5

ManpowerGroup

Restated Operating Unit Results

(In millions)

	Three Months Ended September 30				Nine Months Ended September 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2019	2018	Reported	Currency	2019	2018	Reported	Currency
Revenues from Services:	(Unaudited)				(Unaudited)

Americas:
United States	$666.4	$654.5	1.8%	1.8%	$1,942.3	$1,955.7	-0.7%	-0.7%
Other Americas	428.1	409.6	4.5%	11.1%	1,250.6	1,234.6	1.3%	10.1%
Southern Europe:	1,094.5	1,064.1	2.9%	5.4%	3,192.9	3,190.3	0.1%	3.5%

France	1,386.4	1,464.5	-5.3%	-0.9%	4,117.8	4,410.3	-6.6%	-0.8%
Italy	376.9	411.1	-8.3%	-4.0%	1,127.7	1,269.7	-11.2%	-5.6%
Other Southern Europe	594.5	462.1	28.7%	31.8%	1,615.4	1,418.3	13.9%	19.4%
	2,357.8	2,337.7	0.9%	5.0%	6,860.9	7,098.3	-3.3%	2.4%
Northern Europe	1,166.8	1,297.6	-10.1%	-5.2%	3,561.4	4,132.7	-13.8%	-7.9%
APME	629.8	719.3	-12.5%	-12.3%	2,051.7	2,176.7	-5.7%	-2.9%
	$5,248.9	$5,418.7	-3.1%	0.3%	$15,666.9	$16,598.0	-5.6%	-0.7%
Operating Unit Profit:

Americas:
United States	$39.8	$37.7	5.4%	5.4%	$94.1	$112.8	-16.6%	-16.6%
Other Americas	19.5	18.4	6.1%	11.2%	52.5	54.3	-3.3%	1.7%
Southern Europe:	59.3	56.1	5.6%	7.3%	146.6	167.1	-12.3%	-10.6%

France	70.3	78.3	-10.2%	-5.9%	201.3	209.5	-3.9%	2.0%
Italy	23.3	25.7	-9.6%	-5.2%	73.4	83.0	-11.6%	-6.1%
Other Southern Europe	22.8	17.2	33.1%	35.8%	51.9	49.2	5.7%	9.7%
	116.4	121.2	-3.9%	0.2%	326.6	341.7	-4.4%	1.1%
Northern Europe	22.8	41.6	-45.2%	-42.1%	50.3	85.8	-41.3%	-37.7%
APME	54.9	33.4	64.9%	63.9%	105.2	90.0	16.8%	18.5%
	253.4	252.3			628.7	684.6
Corporate expenses	(29.2)	(26.3)			(89.0)	(79.0)
Goodwill impairment charge	-	-			(64.0)	-
Intangible asset amortization expense	(7.2)	(9.3)			(22.4)	(26.8)
Operating profit	217.0	216.7	0.2%	3.3%	453.3	578.8	-21.7%	-17.7%
Interest and other (expenses) income, net	(12.2)	(11.8)			46.1	(38.4)
Earnings before income taxes	$204.8	$204.9			$499.4	$540.4

	Three Months Ended December 31				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2019	2018	Reported	Currency	2019	2018	Reported	Currency
Revenues from Services:	(Unaudited)				(Unaudited)

Americas:
United States	$648.3	$653.2	-0.7%	-0.7%	$2,590.6	$2,608.9	-0.7%	-0.7%
Other Americas	437.4	415.4	5.3%	9.4%	1,688.0	1,650.0	2.3%	9.9%
Southern Europe:	1,085.7	1,068.6	1.6%	3.2%	4,278.6	4,258.9	0.5%	3.4%

France	1,361.8	1,436.1	-5.2%	-2.3%	5,479.6	5,846.4	-6.3%	-1.1%
Italy	380.6	404.2	-5.9%	-3.0%	1,508.3	1,673.9	-9.9%	-5.0%
Other Southern Europe	591.1	461.3	28.1%	29.2%	2,206.5	1,879.6	17.4%	21.8%
	2,333.5	2,301.6	1.4%	3.9%	9,194.4	9,399.9	-2.2%	2.8%
Northern Europe	1,174.1	1,284.8	-8.6%	-6.3%	4,735.5	5,417.5	-12.6%	-7.6%
APME	603.3	738.2	-18.3%	-19.1%	2,655.0	2,914.9	-8.9%	-7.0%
	$5,196.6	$5,393.2	-3.6%	-1.8%	$20,863.5	$21,991.2	-5.1%	-0.9%
Operating Unit Profit:

Americas:
United States	$33.9	$37.1	-8.5%	-8.5%	$128.0	$149.9	-14.6%	-14.6%
Other Americas	22.9	20.7	10.5%	15.5%	75.4	75.0	0.5%	5.5%
Southern Europe:	56.8	57.8	-1.7%	0.1%	203.4	224.9	-9.5%	-7.9%

France	83.6	81.4	2.7%	5.9%	284.9	290.9	-2.1%	3.1%
Italy	29.1	28.3	2.8%	5.9%	102.5	111.3	-7.9%	-3.0%
Other Southern Europe	16.0	17.3	-7.8%	-7.9%	67.9	66.5	2.1%	5.1%
	128.7	127.0	1.3%	4.0%	455.3	468.7	-2.9%	1.9%
Northern Europe	24.1	44.1	-45.3%	-43.8%	74.4	129.9	-42.7%	-39.7%
APME	22.3	28.3	-21.5%	-23.7%	127.5	118.3	7.6%	8.4%
	231.9	257.2			860.6	941.8
Corporate expenses	(32.9)	(31.0)			(121.9)	(110.0)
Goodwill impairment charge	-	-			(64.0)	-
Intangible asset amortization expense	(7.4)	(8.3)			(29.8)	(35.1)
Operating profit	191.6	217.9	-12.1%	-10.0%	644.9	796.7	-19.1%	-15.6%
Interest and other income (expenses), net	(5.5)	(3.6)			40.6	(42.0)
Earnings before income taxes	$186.1	$214.3			$685.5	$754.7